UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 21, 2018

MOHEGAN TRIBAL GAMING AUTHORITY

(Exact Name of Registrant as Specified in its Charter)

Not Applicable	033-80655	06-1436334
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
One Mohegan Sun Boulevard, Uncasville, CT		06382
(Address of Principal Executive Offices)		(Zip Code)

(860) 862-8000

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

On May 21, 2018, the Audit Committee of the Management Board (the “Committee”) of Mohegan Tribal Gaming Authority d/b/a Mohegan Gaming & Entertainment (the “Company”), dismissed PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered accounting firm.

The audit reports of PwC on the Company’s consolidated financial statements as of and for the fiscal years ended September 30, 2017 and September 30, 2016 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s fiscal years ended September 30, 2017 and September 30, 2016, and during the subsequent interim period through May 21, 2018 (i) there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreement in its reports on the Company’s consolidated financial statements for such periods, and (ii) there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided PwC with a copy of this Current Report on Form 8-K (this “Report”) prior to its filing with the Securities and Exchange Commission (“SEC”) and requested that PwC furnish the Company with a letter addressed to the SEC stating whether or not PwC agrees with the above statements and stating the respects, if any, in which PwC does not agree with such statements. A copy of PwC’s letter dated May 25, 2018 to the SEC, stating that it agrees with the statements made in this Report, is filed as Exhibit 16.1 to this Report.

(b) Engagement of New Independent Registered Public Accounting Firm

On May 21, 2018, the Committee engaged Deloitte & Touche LLP (“Deloitte”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2018.

During the Company’s fiscal years ended September 30, 2017 and September 30, 2016, and during the subsequent interim period through May 21, 2018, the Company has not consulted with Deloitte, regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Deloitte concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

16.1	Letter from PricewaterhouseCoopers LLP, dated May 25, 2018, to the Securities and Exchange Commission regarding change in certifying accountant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 25, 2018	MOHEGAN TRIBAL GAMING AUTHORITY D/B/A MOHEGAN GAMING & ENTERTAINMENT

	By:	/s/ Kevin P. Brown
	Name:	Kevin P. Brown
	Title:	Chairman, Management Board

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